SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY REGISTRANT [X]             FILED BY A PARTY OTHER THAN REGISTRANT [ ]
    ____________________________________________________________________

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
[ ] Confidential,for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

          Diversified Investors Portfolios - Growth & Income Portfolio
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHeCK THE APPROPRIATE BOX):
[X] No Fee required
[] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[] Fee paid previously with preliminary materials.

[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                   DIVERSIFIED INVESTORS GROWTH & INCOME FUND
               a series of The Diversified Investors Funds Group
                             4 Manhattanville Road
                            Purchase, New York 10577

November 21, 2001


Dear Shareholder:

A Special Meeting of Investors in Growth & Income Portfolio will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York, 10577, on Monday, December 17, 2001 at 9:00 a.m., Eastern time.

Your fund, Diversified Investors Growth & Income Fund, invests in securities through Growth & Income Portfolio. As a fund shareholder, you may instruct the fund as to how to vote on matters to be considered at the meeting. The enclosed proxy statement describes these matters, which include two new investment subadvisory agreements and an arrangement whereby investment subadvisers may be hired without shareholder approval.

Please read the proxy statement and then vote. You may vote by completing and signing the proxy card and returning it in the envelope provided. The Trustees of Growth & Income Portfolio, who are responsible for protecting the interests of the Portfolio's investors, unanimously recommend that investors vote in favor of each matter.

If you have any questions about the matters to be voted on, please call Catherine Mohr at 800-926-0044.

Thank you for your participation.

Sincerely,

DIVERSIFIED INVESTORS GROWTH & INCOME FUND

/s/ Robert F. Colby
Robert F. Colby
Secretary

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

                       AUSA LIFE INSURANCE COMPANY, INC.
                             4 Manhattanville Road
                            Purchase, New York 10577

November 21, 2001


Dear Contract Holder:

A Special Meeting of Investors in Growth & Income Portfolio will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York, 10577, on Monday, December 17, 2001 at 9:00 a.m., Eastern time.

Group Variable Annuity Contracts issued by AUSA Life Insurance Company, Inc. hold unit interests in the Diversified Investors Variable Funds Growth & Income Subaccount. The Subaccount invests in securities through Growth & Income Portfolio. As a Contract holder, you may instruct AUSA as to how to vote on matters to be considered at the meeting. The enclosed proxy statement describes these matters, which include two new investment subadvisory agreements and an arrangement whereby investment subadvisers may be hired without shareholder approval.

Please read the proxy statement and then vote. You may vote by completing and signing the instruction card and returning it in the envelope provided. The Trustees of Growth & Income Portfolio, who are responsible for protecting the interests of the Portfolio's investors, unanimously recommend that investors vote in favor of each matter.

If you have any questions about the matters to be voted on, please call Catherine Mohr at 800-926-0044.

Thank you for your participation.

Sincerely,

/s/ Robert F. Colby
Robert F. Colby
Vice President and Assistant Secretary

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED INSTRUCTION CARD, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

                       AUSA LIFE INSURANCE COMPANY, INC.
                             4 Manhattanville Road
                            Purchase, New York 10577

November 21, 2001

Dear Participant:

A Special Meeting of Investors in Growth & Income Portfolio will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York, 10577, on Monday, December 17, 2001 at 9:00 a.m., Eastern time.

Certain contributions made on your behalf to AUSA Life Insurance Company, Inc., with respect to the Group Variable Annuity Contracts issued by AUSA to the holder of the Contract, have been allocated at your direction to the Diversified Investors Variable Funds Growth & Income Subaccount. The Subaccount invests in securities through Growth & Income Portfolio. As a participant, you may instruct the Contract holder as to how to vote on matters to be considered at the meeting. The enclosed proxy statement describes these matters, which include two new investment subadvisory agreements and an arrangement whereby investment subadvisers may be hired without shareholder approval.

Please read the proxy statement and then vote. You may vote by completing and signing the ballot and returning it in the envelope provided. The Trustees of the Growth & Income Portfolio, who are responsible for protecting the interests of the Portfolio's investors, unanimously recommend that investors vote in favor of each matter.

If you have any questions about the matters to be voted on, please call Catherine Mohr at 800-926-0044.

Very truly yours,

AUSA LIFE INSURANCE COMPANY, INC.

/s/ Robert F. Colby
Robert F. Colby
Vice President and Assistant Secretary

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED BALLOT, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSES OF A SECOND SOLICITATION.

                          MONY LIFE INSURANCE COMPANY
                             4 Manhattanville Road
                            Purchase, New York 10577

November 21, 2001


Dear Contract Holder:

A Special Meeting of Investors in Growth & Income Portfolio will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York, 10577, on Monday, December 17, 2001 at 9:00 a.m., Eastern time.

Group Variable Annuity Contracts issued by MONY Life Insurance Company hold unit interests in the Diversified Investors Variable Funds Growth & Income Subaccount. The Subaccount invests in securities through Growth & Income Portfolio. As a Contract holder, you may instruct MONY as to how to vote on matters to be considered at the meeting. The enclosed proxy statement describes these matters, which include two new investment subadvisory agreements and an arrangement whereby investment subadvisers may be hired without shareholder approval.

Please read the proxy statement and then vote. You may vote by completing and signing the instruction card and returning it in the envelope provided. The Trustees of Growth & Income Portfolio, who are responsible for protecting the interests of the Portfolio's investors, unanimously recommend that investors vote in favor of each matter.

If you have any questions about the matters to be voted on, please call Catherine Mohr at 800-926-0044.

Thank you for your participation.

Sincerely,

/s/ Fred Tedeschi
Fred Tedeschi
Vice President

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED INSTRUCTION CARD, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSES OF A SECOND SOLICITATION.

                          MONY LIFE INSURANCE COMPANY
                             4 Manhattanville Road
                            Purchase, New York 10577

November 21, 2001


Dear Participant:

A Special Meeting of Investors in Growth & Income Portfolio will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York, 10577, on Monday, December 17, 2001 at 9:00 a.m., Eastern time.

Certain contributions made on your behalf to MONY Life Insurance Company with respect to the Group Variable Annuity Contracts issued by MONY to the holder of the Contract, have been allocated at your direction to the Diversified Investors Variable Funds Growth & Income Subaccount. The Subaccount invests in securities through Growth & Income Portfolio. As a participant, you may instruct the Contract holder as to how to vote on matters to be considered at the meeting. The enclosed proxy statement describes these matters, which include two new investment subadvisory agreements and an arrangement whereby investment subadvisers may be hired without shareholder approval.

Please read the proxy statement and then vote. You may vote by completing and signing the ballot and returning it in the envelope provided. The Trustees of Growth & Income Portfolio, who are responsible for protecting the interests of the Portfolio's investors, unanimously recommend that investors vote in favor of each matter.

If you have any questions about the matters to be voted on, please call Catherine Mohr at 800-926-0044.

Very truly yours,

MONY LIFE INSURANCE COMPANY

/s/ Fred Tedeschi
Fred Tedeschi
Vice President

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VoTING, SIGNING AND RETURNING THE ENCLOSED BALLOT, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSES OF A SECOND SOLICITATION.

                        DIVERSIFIED INVESTORS PORTFOLIOS
                             4 Manhattanville Road
                            Purchase, New York 10577

November 21, 2001


Dear Investor:

A Special Meeting of Investors in Growth & Income Portfolio will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York, 10577, on Monday, December 17, 2001 at 9:00 a.m., Eastern time.

As an interest holder of Growth & Income Portfolio, you may vote on matters to be considered at the meeting. The enclosed proxy statement describes these matters, which include two new subadvisory agreements and an arrangement whereby investment advisers may be hired without investor approval.

Please read the proxy statement and then vote. You may vote by completing and signing the proxy card and returning it in the envelope provided. Your Trustees unanimously recommend that you vote in favor of each matter.

If you have any questions about the matters to be voted on, please call Catherine Mohr at 800-926-0044.

We appreciate your prompt response.  Thank you.

Sincerely,

/s/ Robert F. Colby
Robert F. Colby
Secretary


YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSES OF A SECOND SOLICITATION.

                           GROWTH & INCOME PORTFOLIO
                             4 Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                     NOTICE OF SPECIAL MEETING OF INVESTORS

                          To be held December 17, 2001

A Special Meeting of Investors of Growth & Income Portfolio, a series of Diversified Investors Portfolios, will be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577, on December 17, 2001 at 9:00 a.m., Eastern time, for the following purposes:

  ITEM 1.     (a) To approve a new Investment Subadvisory Agreement
                  between Diversified Investment Advisors, Inc. and Aeltus Investment Management, Inc.

              (b) To approve a new Investment Subadvisory Agreement
                  between Diversified Investment Advisors, Inc. and Credit Suisse Asset Management, LLC.

  ITEM 2. To authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

  ITEM 3. To transact such other business as may properly come before the Special Meeting of Investors and any adjournments thereof.

THE BOARD OF TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS RECOMMENDS THAT INVESTORS VOTE IN FAVOR OF ITEMS 1 AND 2.

Only investors of record on October 19, 2001 will be entitled to vote at the Special Meeting of Investors and at any adjournments thereof.


                                          /s/ Robert F. Colby
                                          Robert F. Colby, Secretary

November 21, 2001

                           GROWTH & INCOME PORTFOLIO
                             4 Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                                PROXY STATEMENT

This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of Diversified Investors Portfolios (referred to as the Trust) for use at a Special Meeting of Investors in Growth & Income Portfolio, a series of the Trust, to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577, on December 17, 2001 at 9:00 a.m., Eastern time, or at any adjournment thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Special Meeting. These materials are being mailed by the Board of Trustees of the Trust on or about November 21, 2001.

Growth & Income Portfolio (referred to as the Portfolio) is one of 14 series of the Trust, which is a registered investment company organized as a New York trust under a Declaration of Trust dated as of September 1, 1993. The Portfolio was designated as a separate series of the Trust on September 1, 1993. The mailing address of the Trust is 4 Manhattanville Road, Purchase, New York 10577.

The Portfolio commenced operations on January 3, 1994. The annual report for the Portfolio for the period ended December 31, 2000, including audited financial statements, and the semiannual report for the period ended June 30, 2001, have previously been sent to investors and are available upon request without charge by contacting Catherine A. Mohr, Diversified Investors Portfolios, 4 Manhattanville Road, Purchase, New York 10577 or by calling the Trust toll-free at 800-926-0044.

MANNER OF VOTING PROXIES AND VOTE REQUIRED

If the accompanying form of proxy is executed properly and returned, the beneficial interest represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are specified, the beneficial interest will be voted for proposed Items 1 and 2. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Trust.

If sufficient votes to approve the proposed Items 1 and 2 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those beneficial interests voted at the

Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all beneficial interests that they are entitled to vote with respect to Item 1 for the proposed adjournment, unless directed to disapprove Item 1, in which case such beneficial interests will be voted against the proposed adjournment. Similarly, the persons named as proxies will vote all beneficial interests that they are entitled to vote with respect to Item 2 for the proposed adjournment, unless directed to disapprove Item 2, in which case such beneficial interests will be voted against the proposed adjournment.

The presence in person or by proxy of the holders of at least one-third of the beneficial interests of the Portfolio entitled to vote is required to constitute a quorum at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as beneficial interests that are present but which have not been voted. Abstentions will be disregarded in determining the votes cast on a matter. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

The cost of soliciting proxies in the accompanying form, including the fees of any proxy soliciting agent, will be borne by the Portfolio. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees of the Trust, officers, and regular employees and agents of the Trust without compensation therefor. The Portfolio may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

The close of business on October 19, 2001 has been fixed as the Record Date for the determination of investors entitled to notice of and to vote at the Meeting. $897,000,521.42 in beneficial interests were outstanding as of the close of business on the Record Date. Investors of record at the close of business on the Record Date will be entitled to vote in the proportion that their beneficial interests bear to the total beneficial interests in the Portfolio.


                                   BACKGROUND

The Portfolio is a master fund within a two-tier, master/feeder mutual fund structure. Currently, nine feeders invest all of their assets in the Portfolio. The Portfolio, in turn, invests directly in securities.

ADVISER

Diversified Investment Advisors, Inc., a Delaware corporation (referred to as the Adviser) is an indirect wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"), a financial services holding company. The address of AEGON is 4333 Edgewood N.E., Cedar Rapids, Iowa 52499. AEGON is an indirect, wholly-owned subsidiary of AEGON nv, a Netherlands corporation which is a publicly traded international insurance group.

Diversified Investment Advisors, Inc., whose principal business address is 4 Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of January 3, 1994. The Advisory Agreement was most recently approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, of any party to such agreement (referred to as the Independent Trustees) on November 13, 2001. The Advisory Agreement was most recently submitted to a vote of investors in the Portfolio on January 3, 1994 in connection with its initial approval.

Under the terms of the Advisory Agreement, the Adviser is responsible for the management of the Portfolio. The Adviser selects and employs, subject to the review and approval of the Board of Trustees of the Trust, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board of Trustees, and reviews the subadvisers' continued performance. The Adviser may terminate the services of any subadviser at any time.

EXISTING ADVISORY AGREEMENT

As noted above, the Adviser manages the assets of the Portfolio pursuant to the Advisory Agreement. The Advisory Agreement became effective on January 3, 1994 and continues in effect from year to year, subject to approval annually in accordance with the Investment Company Act of 1940 (referred to as the 1940
Act). The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Portfolio or by the vote of a "majority of the outstanding voting securities" of the Portfolio on 60 days' prior written notice to the Adviser, or by the Adviser as to the Portfolio. The Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the terms of the Advisory Agreement, the Adviser formulates and provides an investment program for the Portfolio on a continuous basis, subject to the provisions of the 1940 Act, the Internal Revenue Code of 1986, and the investment objectives, policies, procedures and restrictions contained in the Portfolio's Registration Statement under the 1940 Act. The Adviser also provides the Board of Trustees with such reports and data as are requested by the Board from time to time.

The Adviser also provides the Portfolio with administrative services. The services the Adviser may provide to the Portfolio under the terms of the Advisory Agreement include making available the office space, equipment and clerical personnel necessary for maintaining the Portfolio, negotiating contracts with and supervising the performance of the Portfolio's transfer agent, custodian and other agents, preparing and filing with the Securities and Exchange Commission documents such as the Portfolio's Registration Statement, and maintaining the Portfolio's books and records.

The Advisory Agreement states that the Adviser may execute purchase and sale orders with itself or affiliates provided that any commission paid by the Portfolio is fair and reasonable compared to commissions paid to brokers with similar capabilities as the Adviser or its affiliate for transactions involving similar securities. The Advisory Agreement also permits the Adviser to pay a broker or dealer a higher commission than another broker or dealer may charge for the same transaction in exchange for brokerage and research services provided to the Adviser by such broker or dealer if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of the brokerage and research services provided by the broker or dealer. Any Portfolio transaction executed through the Adviser or an affiliate, however, must be made pursuant to policies adopted by the Board of Trustees and must comply with applicable law. Under the Advisory Agreement, the Adviser will be responsible for voting all proxies in relation to the securities held in the Portfolio.

A description of the investment advisory fees paid by the Portfolio to the Adviser appears below under the caption "Existing Advisory Fees."

The Advisory Agreement also provides that the Adviser may engage in any other business and provide any type of service, including investment advisory services, to any person provided that the Adviser's ability to perform its obligations under the Advisory Agreement are not affected.

The Advisory Agreement provides that the Adviser will not be liable for any mistake in judgment or in any other circumstance in carrying out the terms and provisions of the Advisory Agreement, except that the Adviser is liable for any liability arising out of willful malfeasance, bad faith or gross negligence in the performance of its duties under the Advisory Agreement or by reason of its reckless disregard of its duties under the Advisory Agreement.

Investors should refer to Exhibits A-1 and A-2 attached hereto for the complete terms of the Advisory Agreement. (Please note that the Advisory Agreement is Schedule A to each of those Exhibits.) The description of the Advisory Agreement set forth herein is qualified in its entirety by the provisions of the Advisory Agreement as set forth in the Exhibits.

EXISTING ADVISORY FEES

Under the Advisory Agreement, the Portfolio pays the Adviser an advisory fee at the annual rate of 0.60% of the Portfolio's average daily net assets. The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly. The advisory fees the Portfolio pays the Adviser will not be affected by the two new subadvisers proposed in Item 1.

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the period from January 1, 2000 to December 31, 2000 were $7,631,222. An affiliate of the Adviser, Diversified Investors Securities Corp., provides placement agency services to the Portfolio. Diversified Investors Securities Corp. receives no compensation for serving as placement agent to the Portfolio.

As of December 31, 2000, the Portfolio had net assets of $1,172,093,970.

PRIOR SUBADVISORY AGREEMENT

Putnam Advisory Company, Inc., One Post Office Square, Boston, Massachusetts, served as the investment subadviser of the Portfolio from November 13, 1995 through July 31, 2001 pursuant to an Investment Subadvisory Agreement between Putnam and the Adviser. As subadviser, Putnam was responsible for managing the Portfolio's assets in a manner consistent with the terms of the Putnam Subadvisory Agreement and the investment objectives of the Portfolio. The Putnam Subadvisory Agreement was most recently approved by the Board of Trustees of Diversified Investors Portfolios on November 14, 2000. The Putnam Subadvisory Agreement was most recently submitted to a vote of investors in the Portfolio on March 8, 1996 in connection with its initial approval.

Under the Prior Subadvisory Agreement, the Adviser (not the Portfolio) paid Putnam for its services on the basis of the following annual fee schedule:

                              Putnam Fee Schedule

                0.30% of the initial $100 million of net assets
          0.20% of net assets in excess of $100 million of net assets.

Net assets were equal to the market value of the Portfolio. Fees were calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee was paid quarterly.

At a Special Meeting of the Board of Trustees of the Portfolio held on July 11, 2001, the Board considered the Adviser's recommendation that the Putnam Subadvisory Agreement be terminated and that two new subadvisers be hired to manage the Portfolio in place of Putnam. The Board reviewed Putnam's investment performance as subadviser. The Board also reviewed the Adviser's procedures for selecting new subadvisers, and considered materials describing how the two subadvisers would manage the Portfolio's assets. As discussed in Item 1 below under the heading "Evaluation by the Board of Trustees," the Board voted to terminate the Putnam Subadvisory Agreement and approved new subadvisory agreements with Aeltus Investment Management, Inc. ("Aeltus") and Credit Suisse Asset Management, LLC ("Credit Suisse"). Accordingly, on July 31, 2001, the

Putnam Subadvisory Agreement was terminated and, effective August 1, 2001, the Adviser entered into new subadvisory agreements with Aeltus and Credit Suisse (the Aeltus Subadvisory Agreement and the Credit Suisse Subadvisory Agreement, together, are referred to as the "New Subadvisory Agreements").


In accordance with the requirements of the 1940 Act, each of the New Subadvisory Agreements must be approved by the holders of beneficial interests in the Portfolio. Currently, both Aeltus and Credit Suisse are serving as subadvisers to the Portfolio pursuant to a rule under the 1940 Act that permits the Subadvisory Agreements with those subadvisers to remain in effect for an interim period while that approval is sought provided that certain conditions are met. Each New Subadvisory Agreement will terminate if it is not approved by the requisite holders of beneficial interests in the Portfolio by December 28, 2001.

ITEM 1.      (A)   TO APPROVE A NEW INVESTMENT SUBADVISORY AGREEMENT
                   BETWEEN DIVERSIFIED INVESTMENT ADVISORS, INC. AND
                   AELTUS INVESTMENT MANAGEMENT, INC.

             (B) TO APPROVE A NEW INVESTMENT SUBADVISORY AGREEMENT BETWEEN DIVERSIFIED INVESTMENT ADVISORS, INC. AND CREDIT SUISSE ASSET MANAGEMENT, LLC.

                             SUBADVISORY AGREEMENTS

The principal terms of the New Subadvisory Agreements are described below. The principal differences between the terms of the New Subadvisory Agreements and those of the prior subadvisory agreement are noted.

Under the New Subadvisory Agreements, both Aeltus and Credit Suisse are obligated to provide an investment program for assets allocated to that subadviser by the Adviser, subject to the provisions of the 1940 Act and to the investment objectives, policies, procedures and restrictions imposed by the Portfolio's Registration Statement. Each of Aeltus and Credit Suisse will also provide the Adviser with reports and data requested by the Adviser.


Investment management decisions of Aeltus with regard to the Portfolio are made by Geoffrey Brod, Hugh Whelan and Douglas Cote. Mr. Brod joined Aeltus over 13 years ago. He has over 30 years of experience in quantitative applications. Mr. Brod received his Bachelor of Arts in philosophy from Dartmouth College. Mr. Whelan has been a quantitative portfolio manager since 2000 and an equity analyst with Aeltus since 1999. From 1989 to 1999, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities. Mr. Whelan received his Bachelor of Science and Master of Science from Stanford University and his Master of Business Administration from the University of Pennsylvania's Wharton School. He is a Chartered Financial

Analyst. Mr. Cote became a quantitative equity Portfolio Manager for Aeltus earlier this year. In 1996, he became a quantitative equity analyst for Aeltus. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department. Mr. Cote received his Bachelor of Science in management information systems and operations research from the University of Rhode Island and his Master of Business Administration from the University of Hartford. He is a Chartered Financial Analyst.

The investment decisions of Credit Suisse with regard to the Portfolio are made by D. Susan Everly, Sheryl M. Hempel and Margaret D. Miller. Ms. Everly has been a portfolio manager since she joined Credit Suisse in 1998. Prior to Credit Suisse, Ms. Everly worked as a securities analyst at Goldman Sachs from 1996 to 1998. From 1991 to 1994, she was a financial analyst at First Boston. Ms. Hempel arrived at Credit Suisse in 2000. Previously, she was a Vice President and relationship manager for institutional clients at Morgan Stanley Dean Witter Investment Management from 1996 to 2000. Ms. Miller joined Credit Suisse in November of 2000 as a result of Credit Suisse Group's acquisition of Donaldson, Lufkin & Jenrette, Inc. ("DLJ") and the transfer of the business of DLJ Asset Management Group, Inc. to Credit Suisse. Ms. Miller joined DLJ Asset Management Group in 1996.


The identity of the service provider, the effective date and the termination date of the New Subadvisory Agreements are different from those of the Putnam Subadvisory Agreement. However, like the Putnam Subadvisory Agreement, the New Subadvisory Agreements provide that each of Aeltus and Credit Suisse shall make recommendations to the Adviser regarding how voting rights, rights to consent to corporate actions and any other rights pertaining to securities in the portion of the Portfolio managed by each subadviser are exercised.


The New Subadvisory Agreements provide that each subadviser may place orders with brokers or dealers who sell shares of the Portfolio or who sell shares of any other fund for which Aeltus or Credit Suisse, as the case may be, provides investment advisory services. Any orders of this kind however, must comply with the rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. The Putnam Subadvisory Agreement did not contain such a provision.

The New Subadvisory Agreements further provide that Aeltus and Credit Suisse may, subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, pay a broker or dealer a higher commission than another broker or dealer might have charged for effecting a securities transaction if each subadviser determines, in good faith, that the higher commission was reasonable in relation to the value of the brokerage and research services provided by the broker or dealer. The Putnam Subadvisory Agreement contained a similar provision.

The New Subadvisory Agreements provide that during the term of each Agreement, Aeltus or Credit Suisse, as the case may be, will not manage any growth and income fund for certain employee benefit plans in the same manner as each subadviser employs for the Portfolio. However, the Agreements provide that this restriction does not apply to any funds or other investment vehicles currently or in the future advised, underwritten, sponsored or otherwise organized by Aeltus or Credit Suisse, as the case may be, or one of their affiliates. In the case of Credit Suisse, the exclusivity provision is also inapplicable in certain other circumstances, such as pre-existing relationships or mergers or acquisitions involving Credit Suisse.

A description of the fees to be paid by the Adviser to Aeltus and Credit Suisse is set forth below under the caption "Investment Advisory Fees."

Each of the New Subadvisory Agreements provides that the subadviser is responsible only for managing the assets of the Portfolio in good faith and in accordance with investment objectives, fundamental polices and restrictions, and has no responsibility whatsoever for, and will incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions, (ii) advice on, or management of, any other assets for the Adviser or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio. The New Subadvisory Agreements provide that the subadvisers will not be responsible for overall Portfolio compliance with the requirements of the 1940 Act or Subachapter M of the Internal Revenue Code, which requirements are outside of the subadviser's control. The Putnam Subadvisory Agreement contained a similar provision.

The New Subadvisory Agreements also provide that the subadvisers will be indemnified and held harmless by the Adviser for any loss in carrying out the terms and provisions of the subadvisory agreements, including reasonable attorney's fees, any indemnification owed to the Portfolio, or any shareholder thereof, by the Adviser, and brokers and commission merchants, fines, taxes, penalties and interest. Each subadviser is liable, however, for any liability, damages, or expenses of the Adviser arising out of willful malfeasance, bad faith or gross negligence in the performance of its duties under the subadvisory agreement, violation of applicable law or by reason of its reckless disregard of its duties under the subadvisory agreement; and, in such cases, the indemnification by the Adviser described above will be inapplicable.

Each of the New Subadvisory Agreements became effective on August 1, 2001 and, if approved by the vote of the holders of a "majority of the outstanding voting securities" (as such term is defined below) of the Portfolio, will continue in effect through August 1, 2003 and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. Each New Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by the vote of a "majority of the outstanding voting securities" of the Portfolio or by the Adviser. Each New Subadvisory Agreement may also be terminated by Aeltus or Credit Suisse, as the case may be, upon 90 days' advance written notice to the Adviser. Each New Subadvisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). The Putnam Subadvisory Agreement had similar termination and assignment provisions.

As noted above in "Background," each subadviser is currently serving as a subadviser to the Portfolio pursuant to Rule 15a-4 under the 1940 Act. That rule permits subadvisory agreements to remain in effect for a limited period of time while investor approval of the agreements is sought provided that certain conditions are met. These conditions include (i) that the subadvisory agreements terminate in 150 days if the requisite investor approval of the applicable agreement is not obtained, and (ii) the aggregate fees paid under each agreement pending investor approval not exceed the fees payable to the prior subadviser under the prior subadvisory agreement. Each New Subadvisory Agreement contains provisions complying with the necessary conditions.

Investors should refer to Exhibits A-1 and A-2 attached hereto for the complete terms of the Aeltus and Credit Suisse Subadvisory Agreements. The description of the New Subadvisory Agreements set forth herein in qualified in its entirety by the provisions of the New Subadvisory Agreements as set forth in the Exhibits.

                                SUBADVISORY FEES

Under the Aeltus Subadvisory Agreement, the Adviser (not the Portfolio) pays Aeltus for its services on the basis of the following annual fee schedule:

                              Aeltus Fee Schedule

           0.00150 of the first $300 million of net assets of the Portfolio allocated to Aeltus
           0.001250 of the next $700 million of net assets of the Portfolio allocated to Aeltus
           0.00100 of net assets in excess of $1 billion of the Portfolio allocated to Aeltus

For purposes of applying this fee schedule, any other assets managed by Aeltus for the Adviser will be combined with the assets of the Portfolio that Aeltus manages to determine the applicable charge. For example, if Aeltus manages $200 million for the Portfolio and $150 million for one or more additional funds in the Diversified family of funds, then the applicable subadvisory fee would be
0.001250 of net assets in excess of $300 million.

Under the Credit Suisse Subadvisory Agreement, the Adviser (not the Portfolio) pays Credit Suisse for its services on the basis of the following annual fee schedule:

                           Credit Suisse Fee Schedule

           0.0030 of the first $100 million of net assets of the Portfolio allocated to Credit Suisse
           0.0020 of the next $200 million of net assets of the Portfolio allocated to Credit Suisse
           0.0015 of the next $200 million of net assets of the Portfolio allocated to Credit Suisse
         0.0010 of net assets in excess of $500 million of net assets of the
                        Portfolio allocated to Credit Suisse

Under both New Subadvisory Agreements, net assets are equal to the market value of the Portfolio. Fees are calculated monthly by multiplying the arithmetic average of the beginning and ending net assets of the Portfolio by the fee schedule and dividing by twelve. All subadvisory fees are paid by the Advisor quarterly.

Approval of both New Subadvisory Agreements, or either one by itself, would have no effect upon the amount of advisory fees paid by the Portfolio to the Adviser.

Fees payable to Putnam for services provided pursuant to the Putnam Subadvisory Agreement for the period from January 1, 2000 to December 31, 2000 were $2,651,702.98. Neither Putnam nor any of its affiliates received any other fees from the Adviser or from the Portfolio for services provided to the Portfolio during the fiscal year of the Portfolio ended December 31, 2000. There were no other material payments by the Adviser or the Portfolio to Putnam or any of its affiliates during the fiscal year of the Portfolio ended December 31, 2000.

Fees that would have been payable to Aeltus and Credit Suisse for services provided pursuant to the New Subadvisory Agreements for the period from January 1, 2000 to December 31, 2000 had the Agreements been in effect for such period and assuming that Aeltus and Credit Suisse each managed 50% of the Portfolio's assets at all times during the period were $872,407.18 and $1,137,925.75, respectively. The aggregate of these fees represents a 24.19% decrease from the amount of fees that would have been payable under the Putnam Subadvisory Agreement during such period. Investors should note that the Adviser, not the Portfolio, pays all subadvisory fees.

For the Portfolio's fiscal year ended December 31, 2000, no commissions were paid to any broker that is an affiliate of the Portfolio, the Adviser, Putnam, Aeltus or Credit Suisse.

                          INFORMATION REGARDING AELTUS


Aeltus was formed in 1972 and has been a registered investment adviser since 1972. The principal business address of Aeltus is 10 State House Square, Hartford, Connecticut 06103-3602.

Aeltus is a wholly-owned subsidiary of Aetna Investment Adviser Holding Co. ("AIAHC"). The address of AIAHC is 151 Farmington Avenue, Hartford, Connecticut 06156. AIAHC is a wholly-owned subsidiary of Aetna Life Ins. & Annuity Co., which is a wholly-owned subsidiary of Aetna Retirement Holdings, Inc. Aetna Retirement Holdings, Inc. is a wholly-owned subsidiary of Aetna Retirement Services, Inc., which is a wholly-owned subsidiary of Lion Connecticut Holdings Inc. ("Lion"). Lion is a wholly-owned subsidiary of ING America Ins. Holdings, Inc., which is a wholly-owned subsidiary of ING Ins. International B.V. ING International B.V. is a wholly-owned subsidiary of ING Verzenkeringen N.V., which is a wholly-owned subsidiary of ING Groep N.V.


MANAGEMENT AND GOVERNANCE


Listed below are the names, positions, principal occupations and principal business addresses of the members of the Board of Directors and the principal executive officers of Aeltus, as of September 30, 2001.



                      POSITION WITH              PRINCIPAL             PRINCIPAL BUSINESS
NAME                  AELTUS                     OCCUPATION            ADDRESS


Jeffrey Becker        Senior Vice President      Chief Financial       10 State House Sq.
                                                 Officer               Hartford,CT 06103


J. Scott Fox          Director, President,       Director, President,  10 State House Sq.
                      Chief Executive Officer    Chief Executive       Hartford, CT 06103
                      and Chief Operating        Officer and Chief
                      Officer                    Operating Officer

Michael Gioffre       Senior Vice President      Counsel and           10 State House Sq.
                                                 Secretary             Hartford, CT 06103

Brian Kawakami        Senior Vice President      Chief Compliance      10 State House Sq.
                                                 Officer               Hartford, CT 06103

Neil Kochen           Executive Vice             Chief Investment      10 State House Sq.
                      President                  Officer,Equities      Hartford, CT 06103

Thomas McInerney      Director                   Chief Executive       151 Farmington Ave.
                                                 Officer,ING           Hartford, CT 06156
                                                 United States

John Turner           Director                   Vice Chairman,        20 Washington Ave.
                                                 ING Americas          South
                                                                       Minneapolis, MN
                                                                       55401




MANAGEMENT ACTIVITIES

The total assets under management as of September 30, 2001 for Aeltus were approximately $40 billion. Information about the other registered investment companies for which Aeltus serves as investment adviser or subadviser and which have an investment objective similar to the Portfolio's, including fees payable to Aeltus by such investment companies, appears in Exhibit B attached hereto.

                      INFORMATION REGARDING CREDIT SUISSE

Credit Suisse is a member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group. The address of Credit Suisse is 466 Lexington Avenue, New York, NY 10172. Credit Suisse has been a registered investment adviser since August 13, 1990.

Credit Suisse Group is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse Group comprises five business units - Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance).

Credit Suisse's sole member is Credit Suisse Americas Holding Corp. located at 466 Lexington Avenue, New York, NY 10017, which is wholly-owned by Credit Suisse Asset Management Holding Corp., of the same address. Credit Suisse Asset Management Holding Corp. is wholly-owned by Credit Suisse First Boston, Inc., located at 11 Madison Avenue, New York, NY 10010, which is indirectly wholly-owned by Credit Suisse Group, located at Paradeplatz 8, CH 8070, Zurich, Switzerland.

MANAGEMENT AND GOVERNANCE

Listed below are the names, positions and principal occupations of the members of the Management Committee and the principal executive officer of Credit Suisse, as of September 30, 2001. The principal business address of each member of the Management Committee and principal executive officer, as it relates to his or her duties at Credit Suisse, is the same as that of Credit Suisse.


NAMES                    POSITION(S) WITH CREDIT SUISSE AND
                         PRINCIPAL OCCUPATION IF DIFFERENT FROM
                         POSITION WITH CREDIT SUISSE

James P. McCaughan       Chief Executive Officer, Managing Director
                         and Chairman of the Management
                         Committee

Matthew Moss             Chief Financial Officer, Managing Director
                         and Member of the Management Committee

Laurence R. Smith        Global Chief Investment Officer, Managing
                         Director and Member of the Management
                         Committee

Christopher F. Corapi    Head of Large Cap Equity and Equity
                         Research, Managing Director and Member of the Management Committee

George M. Jamgochian     Head of Institutional Marketing, Managing
                         Director and Member of the Management
                         Committee

MANAGEMENT ACTIVITIES

Credit Suisse's total global assets under management as of June 30, 2001 totaled approximately $86 billion. Information about the other registered investment companies for which Credit Suisse serves as investment adviser or subadviser and which have an investment objective similar to the Portfolio's, including fees payable to Credit Suisse by such investment companies, appears in Exhibit C attached hereto.

                      EVALUATION BY THE BOARD OF TRUSTEES

The Board of Trustees of the Trust voted to terminate the Putnam Subadvisory Agreement and approved new subadvisory agreements with Aeltus and Credit Suisse at a meeting held on July 11, 2001.

At the meeting, the Adviser presented to the Board a proposal to terminate the Putnam Subadvisory Agreement and to hire Aeltus and Credit Suisse as subadvisers to the Portfolio. The Board of Trustees reviewed Putnam's investment performance under its Subadvisory Agreement. The Adviser reported that Putnam's stock selection, coupled with an investment style that was out of favor in the market, had led to weak performance by the Portfolio relative to the Portfolio's benchmark. The Adviser also reported on the volatility associated with Putnam's investment style.


The Board of Trustees reviewed the Adviser's reasons for wanting to hire Aeltus and Credit Suisse, and the Adviser's procedures for selecting new subadvisers. The Board considered a presentation from the Adviser on a new investment strategy for the Portfolio. Representatives of the Adviser noted that this strategy would incorporate elements of both an active manager and an index manager. The index elements would be provided by a structured manager, who would generally manage the fund close to benchmark (meaning that the fund would contain many of the same securities in more or less the same weightings as the benchmark) and as a result, could be less volatile than a fund managed by an active manager. The active manager, on the other hand, would deviate from its benchmark in an attempt to exploit market inefficiencies and enhance returns. The Adviser reported that Aeltus is a structured manager and Credit Suisse is an active manager. The Adviser also described its strategy for allocating assets between the two subadvisers.

The Board considered presentations from the Adviser on Aeltus and Credit Suisse, noting each company's experience advising registered investment companies and each company's performance track record as compared to various benchmarks.

The Board then reviewed and discussed the information presented regarding each of Aeltus' and Credit Suisse's proposed fees and expense ratios, and the information as to each company's business organization, financial resources and other matters.

The Trustees then noted that no officer or Trustee of the Trust currently is an officer or employee of Aeltus or Credit Suisse or a member of Aeltus' or Credit Suisse's governing board; that no officer or Trustee has any other material direct or indirect interest in Aeltus or Credit Suisse or any other person controlling, controlled by or under common control with Aeltus or Credit Suisse; and that since January 1, 2001, none of the Trustees has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Aeltus or Credit Suisse was or is to be a party.

Based upon its review, the Board of Trustees concluded that (a) each of Aeltus and Credit Suisse had adequate resources and expertise to provide advisory services to the Portfolio, (b) the terms of each subadvisory agreement were reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (c) the fees provided in each subadvisory agreement were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, voted to terminate the Putnam Subadvisory Agreement, approved the new subadvisory agreements with Aeltus and Credit Suisse and voted to recommend the approval of both subadvisory agreements by the holders of beneficial interests in the Portfolio.

                                 REQUIRED VOTE

Approval of each subadvisory agreement will require the approval of "a majority of the outstanding voting securities" (as defined below) of the Portfolio present in person or represented by proxy at a meeting of the holders of the beneficial interests in the Portfolio. Under the 1940 Act, a "majority of the outstanding voting securities" of an issuer means the affirmative vote by the lesser of (a) 67% or more of the issuer's voting securities present at a meeting if the holders of more than 50% of the issuer's outstanding voting securities are present in person or represented by proxy or (b) more than 50% of the issuer's outstanding voting securities (referred to as a 1940 Act Majority).

In the event that either or both of the subadvisory agreements do not receive the requisite investor approval, the Adviser would negotiate one or more new investment subadvisory agreements with different advisory organizations or make other appropriate arrangements, in either event subject to approval in accordance with the 1940 Act.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT INVESTORS IN THE PORTFOLIO VOTE FOR APPROVAL OF THE AELTUS SUBADVISORY AGREEMENT AND THE CREDIT SUISSE SUBADVISORY AGREEMENT.

ITEM 2.   TO AUTHORIZE THE BOARD OF TRUSTEES OF DIVERSIFIED
          INVESTORS PORTFOLIOS TO SELECT AND CHANGE INVESTMENT
          SUBADVISERS AND ENTER INTO INVESTMENT SUBADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF INVESTORS.

As discussed above, the Adviser selects and employs one or more subadvisers to make the day-to-day investment selections for the Portfolio, and reviews the subadvisers' continued performance. See "Background." The Adviser may terminate the services of any subadviser at any time; however, retaining the services of a new subadviser, as in the situation involving Aeltus and Credit Suisse, currently requires Portfolio investor approval.

The 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by investors. This requirement currently applies to the appointment of any new or replacement subadviser to the Portfolio. However, the Trust has received exemptive relief from the Securities and Exchange Commission from these investor vote requirements. If this proposed Item 2 is approved by the Portfolio's investors, the Board of Trustees of the Trust would be able, without further investor approval, to appoint additional or replacement subadvisers so long as certain requirements are complied with. The Trustees would not, however, be able to replace the Adviser as investment adviser without complying with the 1940 Act and applicable regulations governing investor approval of advisory contracts.

This Item 2 is intended to facilitate the efficient supervision and management of the subadvisers by the Adviser and the Trustees of the Trust. The Adviser continuously monitors the performance of the subadvisers and may from time to time recommend that the Board of Trustees of the Trust replace a subadviser or appoint additional subadvisers, depending on the Adviser's assessment of which subadviser or combination of subadvisers it believes will optimize the Portfolio's chances of achieving its investment objective. If the Portfolio's investors approve this proposed Item 2, the Portfolio would no longer be required to call an investor meeting each time a new or replacement subadviser is appointed, and investors would not be asked to vote thereon.

Investor meetings entail substantial costs which could diminish the benefits of the current subadvisory arrangements. These costs must be weighed against the benefits of investor scrutiny of proposed contracts with additional or replacement subadvisers. However, even in the absence of investor approval, any proposal to add or replace subadvisers would receive careful review. First, the Adviser would assess the Portfolio's needs and, if it believed additional or replacement subadvisers could benefit the Portfolio, would search for available investment subadvisers. Second, any recommendations made by the Adviser would have to be approved by a majority of the Trustees of the Trust, including a majority of the Independent Trustees. In selecting any new or replacement subadvisers, the Trustees are required to determine that an investment management agreement with the subadviser is reasonable, fair and in the best interests of a fund and its investors, and that the fees provided in the agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Finally, any further appointments of additional or replacement subadvisers would have to comply with the conditions contained in the Securities and Exchange Commission exemptive order, which include that the Portfolio furnish to its investors certain information about the additional or replacement subadvisers.

The Trustees of the Trust believe that the proposed authority for the Board of Trustees to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of Portfolio investors is in the best interests of the investors in the Portfolio.

                                 REQUIRED VOTE

Authorizing the Board of Trustees of the Trust to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of Portfolio investors will require the approval of a 1940 Act Majority of the outstanding voting securities of the Portfolio, present in person or represented by proxy at a meeting of investors in the Portfolio.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE INVESTORS IN THE PORTFOLIO VOTE FOR AUTHORIZING THE TRUSTEES OF THE TRUST TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND ENTER INTO INVESTMENT SUBADVISORY AGREEMENTS WITHOUT OBTAINING THE APPROVAL OF INVESTORS.

ITEM 3.   TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME
          BEFORE THE SPECIAL MEETING OF INVESTORS AND ANY ADJOURNMENTS
          THEREOF.

Management of the Trust knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in such proxy.

                             ADDITIONAL INFORMATION

The Portfolio's exclusive placement agent is Diversified Investors Securities Corp., 4 Manhattanville Road, Purchase, New York 10577. The Portfolio's Administrator and Transfer Agent is Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577.

As of the Record Date, no Trustees or officers of the Trust owned beneficially or had the right to vote any outstanding interests in the Portfolio.

As of the Record Date, the following persons owned of record or had the right to vote 5% or more of the outstanding beneficial interests in the Portfolio. Unless otherwise noted, the address of each record owner is 4 Manhattanville Road, Purchase, New York, 10057.


                   Name of                  Amount and Nature of            Percent of
                 Record Owner                Record Ownership            Beneficial Interest

Diversified Investors Funds Group              $421,006,283.13               46.96%

Diversified Investment Advisors
Collective Trust                               $142,511,426.88               15.89%

AUSA Life Insurance Company, Inc.              $316,664,814.04               35.32%



The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                       By Order of the Board of Trustees,

                       /s/ Robert F. Colby
                       Robert F. Colby, Secretary

November 21, 2001

INSTRUCTION CARD                                              INSTRUCTION CARD

                           GROWTH & INCOME PORTFOLIO
                  A SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS

                       INSTRUCTIONS FOR A SPECIAL MEETING
                   OF INVESTORS TO BE HELD DECEMBER 17, 2001

     The undersigned owner of a Group Variable Annuity Contract issued by AUSA Life Insurance Company, Inc. with unit interests in The Diversified Investors Variable Funds Growth & Income Subaccount, a subaccount of The Diversified Investors Variable Funds, revoking all Proxies heretofore given, hereby instructs AUSA to vote on behalf of the undersigned that portion of the Subaccount's interest in the Growth & Income Portfolio corresponding to the undersigned's unit interests in the Subaccount at the Special Meeting of Investors of Growth & Income Portfolio to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 on December 17, 2001 at 9:00 a.m., Eastern time, and at any adjournment thereof, as follows:

INSTRUCTIONS SOLICITED ON BEHALF OF THE SUBACCOUNT.

THE BOARD OF TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.


1. (a) To instruct AUSA to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Aeltus Investment Management, Inc.

    _____FOR              _____AGAINST                 _____ABSTAIN


    (b) To instruct AUSA to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Credit Suisse Asset Management, LLC.

    _____FOR              _____AGAINST                 _____ABSTAIN

2. To instruct AUSA to authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

    _____FOR              _____AGAINST                 _____ABSTAIN


THE UNIT INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR VOTED TO INSTRUCT AUSA TO VOTE FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                                            ___________________________________
                                            Signature of Contract Holder


NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name.
Joint owners should each sign this instruction card.

BALLOT                                                                  BALLOT

                           GROWTH & INCOME PORTFOLIO
                  A SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS

                       INSTRUCTIONS FOR A SPECIAL MEETING
                   OF INVESTORS TO BE HELD DECEMBER 17, 2001

     The undersigned, a participant in a Group Variable Annuity Contract issued by AUSA Life Insurance Company, Inc., hereby instructs the holder of the Contract to instruct AUSA to vote on behalf of the undersigned that portion of the unit interests in The Diversified Investors Variable Funds Growth & Income Subaccount, a subaccount of the Diversified Investors Variable Funds, that are attributable to the undersigned's participation in the Contract and that the Contract Holder is entitled to instruct AUSA to vote at the Special Meeting of Investors of Growth & Income Portfolio to be held at 4 Manhattanville Road, Purchase, New York 10577 on December 17, 2001 at 9:00 a.m., Eastern time, and at any adjournment thereof, as follows:

INSTRUCTIONS SOLICITED ON BEHALF OF THE CONTRACT HOLDER.

THE BOARD OF TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.



1. (a) To instruct AUSA to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Aeltus Investment Management, Inc.

    _____FOR              _____AGAINST                 _____ABSTAIN

    (b) To instruct AUSA to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Credit Suisse Asset Management, LLC.

    _____FOR              _____AGAINST                 _____ABSTAIN

2. To instruct AUSA to authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

    _____FOR              _____AGAINST                 _____ABSTAIN

THE UNIT INTERESTS ATTRIBUTABLE TO THE UNDERSIGNED'S PARTICIPATION IN THE CONTRACT WILL BE VOTED AS INDICATED OR VOTED TO INSTRUCT AUSA TO VOTE FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE CONTRACT HOLDER IS INSTRUCTED IN ITS DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                                            ___________________________________
                                            Signature

                                            ___________________________________
                                            Signature of joint owner, if any

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this ballot.

INSTRUCTION CARD                                               INSTRUCTION CARD

                           GROWTH & INCOME PORTFOLIO
                  A SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS

                       INSTRUCTIONS FOR A SPECIAL MEETING
                   OF INVESTORS TO BE HELD DECEMBER 17, 2001

     The undersigned owner of a Group Variable Annuity Contract issued by MONY Life Insurance Company with unit interests in the Keynote Growth & Income Subaccount, a subaccount of the Keynote Series Account, revoking all Proxies heretofore given, hereby instructs MONY to vote on behalf of the undersigned that portion of the Subaccount's interest in the Growth & Income Portfolio corresponding to the undersigned's unit interests in the Subaccount at the Special Meeting of Investors of Growth & Income Portfolio to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 on December 17, 2001 at 9:00 a.m., Eastern time, and at any adjournment thereof, as follows:

INSTRUCTIONS SOLICITED ON BEHALF OF THE SUBACCOUNT.

THE BOARD OF TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.


1.  (a) To instruct MONY to vote to approve a new Investment
        Subadvisory Agreement between Diversified Investment Advisors, Inc. and Aeltus Investment Management, Inc.

    _____FOR              _____AGAINST                 _____ABSTAIN

    (b) To instruct MONY to vote to approve a new Investment
        Subadvisory Agreement between Diversified Investment Advisors, Inc. and Credit Suisse Asset Management, LLC.


    _____FOR              _____AGAINST                 _____ABSTAIN

2. To instruct MONY to authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

    _____FOR              _____AGAINST                 _____ABSTAIN

THE UNIT INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR VOTED TO INSTRUCT MONY TO VOTE FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                                            __________________________________
                                            Signature of Contract Holder


NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD


When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name.
Joint owners should each sign this instruction card.

BALLOT                                                                   BALLOT

                           GROWTH & INCOME PORTFOLIO
                 AS SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS

                       INSTRUCTIONS FOR A SPECIAL MEETING
                   OF INVESTORS TO BE HELD DECEMBER 17, 2001

     The undersigned, a participant in a Group Variable Annuity Contract issued by MONY Life Insurance Company, hereby instructs the holder of the Contract to instruct MONY to vote on behalf of the undersigned that portion of the unit interests in the Keynote Growth & Income Subaccount, a subaccount of the Keynote Series Account, that are attributable to the undersigned's participation in the Contract and that the Contract Holder is entitled to instruct MONY to vote at the Special Meeting of Investors of Growth & Income Portfolio to be held at 4 Manhattanville Road, Purchase, New York 10577 on December 17, 2001 at 9:00 a.m., Eastern time, and at any adjournment thereof, as follows:

INSTRUCTIONS SOLICITED ON BEHALF OF THE CONTRACT HOLDER.

THE BOARD OF TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.


1.  (a) To instruct MONY to vote to approve a new Investment
        Subadvisory Agreement between Diversified Investment Advisors, Inc. and Aeltus Investment Management, Inc.

    _____FOR              _____AGAINST                 _____ABSTAIN

    (b) To instruct MONY to vote to approve a new Investment
        Subadvisory Agreement between Diversified Investment Advisors, Inc. and Credit Suisse Asset Management, LLC.


    _____FOR              _____AGAINST                 _____ABSTAIN

2. To instruct MONY to authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

    _____FOR              _____AGAINST                 _____ABSTAIN


THE UNIT INTERESTS ATTRIBUTABLE TO THE UNDERSIGNED'S PARTICIPATION IN THE CONTRACT WILL BE VOTED AS INDICATED OR VOTED TO INSTRUCT MONY TO VOTE FOR ANY

PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE CONTRACT HOLDER IS INSTRUCTED IN ITS DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                                            ___________________________________
                                            Signature

                                            ___________________________________
                                            Signature of joint owner, if any

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name.
Joint owners should each sign this ballot.

PROXY CARD                                                           PROXY CARD

                              GROWTH & INCOME FUND
               A SERIES OF THE DIVERSIFIED INVESTORS FUNDS GROUP

                         A PROXY FOR A SPECIAL MEETING
                 OF INVESTORS OF THE GROWTH & INCOME PORTFOLIO,
                A SERIES OF THE DIVERSIFIED INVESTORS PORTFOLIOS
                          TO BE HELD DECEMBER 17, 2001

     The undersigned, a shareholder of the Diversified Investors Growth & Income Fund, a series of The Diversified Investors Funds Group, which invests all of its investable assets in Growth & Income Portfolio, as series of Diversified Investors Portfolios, hereby instructs the Fund to vote on behalf of the undersigned the undersigned's shares in the Diversified Investors Growth & Income Fund at the Special Meeting of Investors of the Growth & Income Portfolio to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 on December 17, 2001 at 9:00 a.m., Eastern time, and at any adjournment thereof, as follows:

INSTRUCTIONS SOLICITED ON BEHALF OF THE FUND.

THE BOARD OF TRUSTEES OF DIVERSIFIED INVESTORS PORTFOLIOS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. (a) To instruct the Fund to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors Inc. and
        Aeltus Investment Management, Inc.

    _____FOR              _____AGAINST                 _____ABSTAIN


    (b) To instruct the Fund to vote to approve a new Investment Subadvisory Agreement between Diversified Investment Advisors Inc. and
        Credit Suisse Asset Management, LLC.

    _____FOR              _____AGAINST                 _____ABSTAIN

2. To instruct the Fund to authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

    _____FOR              _____AGAINST                 _____ABSTAIN

THE SHARES ATTRIBUTABLE TO THE UNDERSIGNED'S OWNERSHIP OF SHARES OF THE DIVERSIFIED INVESTORS GROWTH & INCOME FUND WILL BE VOTED AS INDICATED OR VOTED TO INSTRUCT THE FUND TO VOTE FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE FUND IS INSTRUCTED IN ITS DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                                            ___________________________________
                                            Signature

                                            ___________________________________
                                            Signature of joint owner, if any

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.

PROXY CARD                                                           PROXY CARD

                           GROWTH & INCOME PORTFOLIO
                  A SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS

                         A PROXY FOR A SPECIAL MEETING
                   OF INVESTORS TO BE HELD DECEMBER 17, 2001

     The undersigned, revoking all Proxies heretofore given, hereby appoints each of Tom A. Schlossberg, Robert F. Colby and Gerald L. Katz, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned's beneficial interests in Growth & Income Portfolio, a series of Diversified Investors Portfolios, which the undersigned is entitled to vote at the Special Meeting of Investors of the Portfolio to be held at the offices of Diversified Investment Advisors, Inc., 4 Manhattanville Road, Purchase, New York 10577 on December 17, 2001 at 9:00 a.m., Eastern time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1. (a) To approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Aeltus Investment Management, Inc.

    _____FOR              _____AGAINST                 _____ABSTAIN

     (b) To approve a new Investment Subadvisory Agreement between Diversified Investment Advisors, Inc. and Credit Suisse Asset Management, LLC.

    _____FOR              _____AGAINST                 _____ABSTAIN

2. To authorize the Board of Trustees of Diversified Investors Portfolios to select and change investment subadvisers and enter into investment subadvisory agreements without obtaining the approval of investors.

    _____FOR              _____AGAINST                 _____ABSTAIN

THE BENEFICIAL INTERESTS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Date:_______________
                                            ___________________________________
                                            Signature

                                            ___________________________________
                                            Signature of joint owner, if any

NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy.

                                                                    EXHIBIT A-1

                                    FORM OF

                        INVESTMENT SUBADVISORY AGREEMENT

     INVESTMENT SUBADVISORY AGREEMENT, dated as of July 31, 2001 by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and Aeltus Investment Management, Inc., a Connecticut corporation
("Subadvisor").

                                  WITNESSETH:

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Growth & Income Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 (" 1940 Act");

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio's assets as is determined from time to time by the Portfolio's Board of Trustees ("Assets"), subject to the control and direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth.

         The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then-current Registration Statement on Form N-1A.

     In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program for the Assets; (ii) monitor regularly the relevant securities. for the Assets to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Assets in balance with the designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Assets; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Assets; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all Assets on the last day of such month, rates of return, and (c) such other information relating to the Assets as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Assets; (viii) provide the Portfolio, as reasonably requested by Diversified, with records concerning the Subadvisor's activities which the Portfolio is required by law to maintain with respect to the Assets; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

     The Subadvisor shall also make recommendations to Diversified as to the manner in which voting rights; rights to consent to corporate action and any other rights pertaining to the securities comprising the Assets shall be exercised. Diversified, however, will assume the responsibility for the actual voting of any voting rights.

     Should the Board of Trustees at any time establish an investment policy with respect to the Assets and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

     The Subadvisor shall take, on behalf of the Assets, all actions which it deems necessary to implement the investment policies determined as provided above with respect to the Assets, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as an agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the

Securities Exchange Act of 1934, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which Aeltus Investment Management, Inc. is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Portfolio and to other funds and clients for which the Subadvisor exercises investment discretion.

     2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

     4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the Portfolio's principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N-1A of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

     5. Limits on Duties. The Subadvisor shall be responsible only for managing the Assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund,
(iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended. Diversified agrees that requirements imposed by the 1940 Act, Subchapter M, or any other applicable laws, that are outside Subadvisor's control include compliance with any percentage limitations applicable to the Portfolio's assets that would require knowledge of the Portfolio's holdings other than the Assets subject to this Agreement. Subadvisor shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the gross negligence, malfeasance or violation of applicable law by any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

     The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

     6. Exclusivity. Subadvisor represents to Diversified that during the term of this Agreement, Subadvisor will not manage through any (1) open-end investment company or insurance company separate account registered under the 1940 Act; (2) collective trust fund; or (3) insurance company separate account excepted from regulation under section 3(c)(11) of the 1940 Act, the equity portion of any growth and income fund, in a substantially similar manner to the strategy employed by Subadvisor for Diversified under this Agreement, if such investment vehicles are designed primarily for retirement plans described on Schedule C attached hereto.

     Notwithstanding the preceding paragraph above, Subadvisor is not and will not be precluded from providing such management services on behalf of any mutual fund, collective trust fund, or insurance company separate account that is currently or in the future advised, underwritten, sponsored or otherwise organized by any entity that is an affiliated person of Subadvisor within the meaning of section 2(a)(3) of the 1940 Act.

     7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" with respect to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and Rules thereunder.

     This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     8. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor with respect to the Assets and will be made available promptly to the Portfolio on request.

     9. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

     10. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 7 hereof.

     11. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     12. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy that is material to this Agreement. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency.

     Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed to any third party.


     13. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.


     14. Override Provisions. Notwithstanding any other provision of this Agreement, (i) prior to this Agreement being approved by a vote of a majority of the Portfolio's outstanding voting securities in accordance with the 1940 Act, in no event shall compensation paid to the Subadvisor hereunder exceed the amount permitted by Rule 15a-4(b)(1) under the 1940 Act, and (ii) if this Agreement is not approved by a vote of a majority of the Portfolio's outstanding voting securities in accordance with the 1940 Act no later than 150 days after July 30, 2001, this Agreement shall immediately terminate.

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                              Diversified Investment Advisors, Inc.


                              By: /s/ John F. Hughes
                                 Name:  John F. Hughes
                                 Title: Vice President & Senior Counsel

                              Aeltus Investment Management, Inc.

                              By: /s/ Arnold West
                                 Name:  Arnold West
                                 Title: Vice President

                                   SCHEDULE A

                                 To Exhibit A-1

                         INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made as of January 3, 1994 by and between the Growth & Income Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

     WHEREAS, the Portfolio is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

     WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

     NOW, THEREFORE, this Agreement


                                  WITNESSETH:


     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. (a) Diversified shall, at its expense, (i) employ sub-advisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

        (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

     Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then-current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

     Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

     In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other broker-dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated broker-dealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

     Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

     (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio filings with the Securities and Exchange Commission and state securities commissions.

     (c) As a manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

     (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

     (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

     (f) Diversified shall also provide the Portfolio with the following services as may be required:

          (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

          (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

          (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to investors, proxy statements and tax returns;

          (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

          (v) maintaining books and records of the Portfolio.

     4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

     5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .60% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder).

     7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

     This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

     9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

Attest:                         Diversified Investors Portfolios

/s/ John F. Hughes
-----------------------
    John F. Hughes
                                By:  /s/  Tom Schlossberg
                                   ----------------------------------
                                          Tom Schlossberg
                                          Chairman and President


Attest:                         Diversified Investment Advisors, Inc.

/s/ Catherine A. Mohr
-----------------------------
    Catherine A. Mohr

                                By:  /s/  Gerald L. Katz
                                   -----------------------------------
                                          Gerald L. Katz
                                          Vice President and CEO

                                   SCHEDULE B

                                 To Exhibit A-1

The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. For purposes of applying this decremental fee schedule, any other assets managed by Aeltus for Diversified will be combined with the assets of this Portfolio to determine the applicable basis points charge, e.g., if Aeltus manages $200M for this Portfolio and $150M for one or more additional Diversified funds (Portfolios or other Diversified funds) then the applicable marginal charge for this Portfolio would be .00125 of net assets in excess of $300M for this example.
The fee schedule shall only be amended by agreement between the parties.

                                  Fee Schedule

                         .00150 of the first $300M of net assets
                         .00125 of the next $700M of net assets
                         .00100 of net assets in excess of $1B

Net assets are equal to the market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will be paid quarterly.

Aeltus Investment Management, Inc., agrees that if at anytime during the term of this Subadvisory Agreement, Aeltus offers another of its clients (other than a client that is an affiliated person of Aeltus) a lower fee than that set forth in this Schedule B for the management of a similarly structured Growth & Income Portfolio or Growth & Income Fund then Diversified will also be charged the lower rate. Diversified will benefit from the lower rate from the first day that it is in effect for Aeltus's other client. It is understood and agreed by both Aeltus and Diversified that this paragraph is applicable solely to Diversified's Growth & Income Portfolio and not to any other fund/assets which Aeltus now manages or may manage in the future on Diversified's behalf.

                                   SCHEDULE C

                                 To Exhibit A-1

Target market for 401(a), 403(b) and 457 plans is those plans with assets between $1 and $250 million.

                                                                    EXHIBIT A-2

                                    FORM OF

                        INVESTMENT SUBADVISORY AGREEMENT


     INVESTMENT SUBADVISORY AGREEMENT, dated as of July 31, 2001 by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and Credit Suisse Asset Management, LLC, a Delaware limited liability company ("Subadvisor").

                                  WITNESSETH:

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the U.S. Investment Advisers Act of 1940, as amended ("Advisers Act"), and has been retained to provide investment advisory services to the Growth & Income Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the U.S. Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio's assets as is determined from time to time by the Portfolio's Board of Trustees ("Assets"), subject to the supervision of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth.

     The Subadvisor shall furnish continuously an investment program and shall determine from time to time in its discretion what securities shall be purchased, sold or exchanged and what portion of the Assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then-current Registration Statement on Form N-lA, provided that a copy thereof shall have been provided to Subadvisor by Diversified.

     In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program for the Assets; (ii) monitor regularly the securities comprising the Assets to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Assets in balance with its designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Assets; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Assets; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all Assets on the last day of such month, (c) rates of return for the Assets, and (d) such other information relating to the Assets as Diversified may reasonably request; (vii) meet at least four times per year with Diversified, and with such other persons as may be designated, on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Assets; (viii) provide the Portfolio, as reasonably requested by Diversified, with records concerning the Subadvisor's activities which the Portfolio is required by law to maintain with respect to the Assets; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

     The Subadvisor shall also make recommendations to Diversified as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the securities comprising the Assets shall be exercised, and Subadvisor shall be responsible for effecting such recommendations.

     Should the Board of Trustees of the Portfolio at any time establish an investment policy with respect to the Assets and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

     The Subadvisor shall take, on behalf of the Assets, all actions which it deems necessary to implement the investment policies determined as provided above with respect to the Assets, and in particular to place all orders for the purchase or sale of Portfolio securities for the Portfolio's account with brokers or dealers selected by it (including broker/dealers affiliated with the Subadvisor), and to that end the Subadvisor is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services.

     If the Portfolio is subject to Section 11(a) of the U.S. Securities Exchange Act of 1934, as amended (the "1934 Act"), and Rule 11a2-2(T) thereunder (or any similar rule which may be adopted in the future), it is agreed that, unless otherwise instructed by Diversified in writing, broker-dealer associates of Subadvisor may retain commissions in connection with effecting any securities transactions for the Portfolio provided that such transactions are affected in accordance with the 1940 Act and the rules thereunder. To the extent applicable, Subadvisor will furnish Diversified with all reports required by law, including the 1940 Act and the rules thereunder.

     Notwithstanding the provisions above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio and provided to the Subadvisor, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Portfolio and to other funds and clients for which the Subadvisor exercises investment discretion.

     Subadvisor may, but is not obligated to, aggregate purchase or sale orders for the Portfolio Assets with those of other client accounts.

     2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the

Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. Compensation of the Subadvisor. For the services to be rendered hereunder, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

     4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the Portfolio's principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N-lA of the Portfolio, provided that copies of the Declaration of Trust and Registration Statement have been provided to Subadvisor.

     5. Representations by Diversified. Diversified represents that it has the authority under the Advisory Agreement and the 1940 Act to manage the assets of Portfolio, with authority to appoint Subadvisor as a sub-adviser of the Portfolio. Diversified further represents that the terms hereof do not violate any obligation by which Diversified and/or the Portfolio are bound, whether arising by contract, operation of law or otherwise, and that this Agreement will be binding upon Diversified and the Portfolio in accordance with its terms.

     Notwithstanding any other provision of this Agreement, (i) prior to this Agreement being approved by a vote of a majority of the Portfolio's outstanding voting securities in accordance with the 1940 Act, in no event shall compensation paid to the Subadvisor hereunder exceed the amount permitted by Rule 15a-4(b)(1) under the 1940 Act, and (ii) if this Agreement is not approved by a vote of a majority of the Portfolio's outstanding voting securities in accordance with the 1940 Act no later than 150 days after July 30, 2001, this Agreement shall immediately terminate.

     Prior to commencement of Subadvisor's services under this Agreement, Diversified will provide Adviser with copies of the following documents, each as amended or supplemented through the date of this Agreement: (i) the Declaration of Trust of Portfolio and (ii) the prospectus, statement of additional information, and Registration Statement on Form N-lA for the Portfolio. Diversified represents that it will promptly provide to Subadvisor copies or other written notice of any future amendments to such documents, it being understood that any changes to such documents which affect the rights and responsibilities of Subadvisor under this Agreement will become effective with respect to Subadvisor upon actual receipt by Subadvisor of written notice thereof.

     Diversified acknowledges receipt of Part II of Subadvisor's Form ADV at least forty-eight (48) hours prior to execution of this Agreement.

     6. Limits on Duties. The Subadvisor shall be responsible only for managing the Assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund,
(iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended. Diversified agrees that requirements imposed by the 1940 Act, Subchapter M, or any other applicable laws, that are outside Subadvisor's control include compliance with any percentage limitations applicable to the Portfolio's assets that would require knowledge of the Portfolio's holdings other than the Assets subject to this Agreement. Subadvisor shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof, and brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the willful malfeasance, bad faith, gross negligence, or violation of applicable law or reckless disregard of the duties owed pursuant to this Agreement by any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

     The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

     7. Exclusivity. Subadvisor represents to Diversified that during the term of this Agreement, Subadvisor will not manage through (1) an open-end investment company or insurance company separate account registered under the 1940 Act; (2) a collective trust fund; or (3) an insurance company separate account excepted from regulation under section 3(c)(11) of the 1940 Act, any growth and income fund, in a substantially similar manner to the strategy employed by Subadvisor for Diversified with the same client service requirements as under this Agreement, if such investment vehicle is designed exclusively for retirement plans described on Schedule C attached hereto.

     Notwithstanding the preceding paragraph above, Subadvisor is not and will not be precluded from providing such management services on behalf of any entity (1) that is currently or in the future advised, underwritten, sponsored or otherwise organized by any entity that is an affiliated person of Subadvisor within the meaning of section 2(a)(3) of the 1940 Act; (2) which itself or through any of its affiliates, has any pre-existing relationship with Subadvisor or any of its affiliates, (3) if the Asset value falls more than 5% through redemptions, (4) upon consent from Diversified, which consent shall not be unreasonably withheld, or (5) resulting from a merger or acquisition involving the Subadvisor

     8. Services to Other Clients. It is understood that Subadvisor and its affiliates perform investment advisory and other services for various clients. Diversified agrees that Subadvisor and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients which may differ from advice given, or the timing or nature of actions taken, with respect to the Assets. Diversified also acknowledges that Subadvisor and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Portfolio, and that Subadvisor will carry out its duties hereunder together with its duties under such relationships. Nothing in this Agreement shall be deemed to confer upon Subadvisor any obligation to purchase or sell or to recommend for purchase or sale for the Portfolio any investment which Subadvisor, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any other client, if in the sole and absolute discretion of Subadvisor it is for any reason impractical or undesirable to take such action or make such recommendation for the Portfolio.

     9. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually, (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" with respect to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and Rules thereunder.

     This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     Except for those instances in which the 1940 Act allows amendment without shareholder approval, this Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     10. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor with respect to the Assets are the property of the Portfolio and will be surrendered promptly to the Portfolio on request, provided that Subadvisor may retain copies of any records required to be retained under the record keeping requirements of any applicable law.

     11. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

     12. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 9 hereof.

     13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the choice of law or conflict of law provisions thereof.

     14. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any significant change or variation in its management structure or key personnel or any significant change or variation in its management style or investment philosophy that is material to this Agreement. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency that directly relate to the Assets.

     Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed to any third party.

     15. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use.

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                                Diversified Investment Advisors, Inc.



                                By: /s/ John F. Hughes
                                   Name:  John F. Hughes
                                   Title:  Vice President & Senior Counsel


                                Credit Suisse Asset Management, LLC



                                By: /s/ Hal Liebes
                                   Name:  Hal Liebes
                                   Title:  General Counsel

                                   SCHEDULE A

                                 To Exhibit A-2


                         INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made as of January 3, 1994 by and between the Growth & Income Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

     WHEREAS, the Portfolio is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

     WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

     NOW, THEREFORE, this Agreement


                                  WITNESSETH:


     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. (a) Diversified shall, at its expense, (i) employ sub-advisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

        (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

     Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then-current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

     Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

     In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other broker-dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated broker-dealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

     Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

     (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio filings with the Securities and Exchange Commission and state securities commissions.

     (c) As a manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

     (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

     (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

     (f) Diversified shall also provide the Portfolio with the following services as may be required:

          (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

          (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

          (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to investors, proxy statements and tax returns;

          (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

          (v) maintaining books and records of the Portfolio.

     4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

     5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .60% of the Portfolio's average daily net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder).

     7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

     This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

     9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

Attest:                         Diversified Investors Portfolios

/s/ John F. Hughes
--------------------------
   John F. Hughes
                                By: /s/ Tom Schlossberg
                                   -----------------------------
                                     Tom Schlossberg

Attest:                         Diversified Investment Advisors, Inc.

/s/ Catherine A. Mohr
--------------------------
   Catherine A. Mohr
                                By: /s/ Gerald L. Katz
                                   -----------------------------
                                     Gerald L. Katz
                                     Vice President and CFO

                                   SCHEDULE B

                                 To Exhibit A-2

     The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. The fee schedule shall only be amended by agreement between the parties.

                                  Fee Schedule

                     .0030 of the first $100M of net assets
                     .0020 of the next $200M of net assets
                     .0015 of the next $200M of net assets
                     .0010 of net assets in excess of $500M

     Net assets are equal to the market value of the Assets. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will be paid quarterly.

     Subadvisor agrees that if at anytime during the term of this Subadvisory Agreement, Subadvisor offers another of its clients (other than a client that is an affiliated person of Credit Suisse Group) a lower fee than that set forth in this Schedule B for the management of a similarly structured Growth & Income Portfolio or Growth & Income Fund then Diversified will also be charged the lower rate. Diversified will benefit from the lower rate from the first day that it is in effect for Subadvisor's other client. It is understood and agreed by both Subadvisor and Diversified that this paragraph is applicable solely to Diversified's Growth & Income Portfolio and not to any other fund/assets which Subadvisor now manages or may manage in the future on Diversified's behalf.

                                   SCHEDULE C

                                 To Exhibit A-2

Target market for 401(a), 403(b) and 457 plans is those plans with assets between $1 and $250 million.

                                                                      EXHIBIT B

Investment companies for which Aeltus serves as investment adviser and which have an investment objective similar to the Portfolio's:

---------------------------------- ------------------------ ---------------------- ------------------------
                                                                                   FEE WAIVERS
FUND NAME                          NET ASSETS*              ADVISORY               OR REDUCTIONS
                                                            FEE
---------------------------------- ------------------------ ---------------------- ------------------------
---------------------------------- ------------------------ ---------------------- ------------------------
Aetna Variable                     $5,426,993,166           0.500% of net          None
Fund, d/b/a Aetna                                           assets
Growth and Income VP
---------------------------------- ------------------------ ---------------------- ------------------------
---------------------------------- ------------------------ ---------------------- ------------------------
Aetna Series Fund,                 $369,045,099             0.650% of net          None
Inc., Growth and                                            assets
Income Portfolio
---------------------------------- ------------------------ ---------------------- ------------------------


Although Aetna Variable Fund, d/b/a Aetna Growth and Income VP and Aetna Series Fund, Inc., Growth and Income Portfolio have investment objectives similar to the investment objective of Growth & Income Portfolio, they are managed by different portfolio managers who employ a different strategy than the strategy employed by the portfolio managers responsible for the management of Growth & Income Portfolio.


*Net assets are unaudited as of September 30, 2001.

                                                                      EXHIBIT C


Investment company for which Credit Suisse serves as investment adviser and which has an investment objective similar to the Portfolio's:


------------------------------------- --------------------------------------- ---------------------------
FUND NAME                             NET ASSETS AS OF 6/30/01                ADVISORY FEE
------------------------------------- --------------------------------------- ---------------------------
------------------------------------- --------------------------------------- ---------------------------
Credit Suisse Warburg                 $17.3 million                           0.75%*
Pincus Focus Fund
------------------------------------- --------------------------------------- ---------------------------
------------------------------------- --------------------------------------- ---------------------------

------------------------------------- --------------------------------------- ---------------------------

*Credit Suisse waived and/or reimbursed expenses on this fund.